UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
6-Month	-1.57%	-5.01%	0.06%	-0.40%
1-Year	0.12	-3.39	1.86	1.60
5-Year	5.62	4.87	5.57	5.50
10-Year	4.50	4.13	N/A	4.68

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

2       OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -1.57% during the six-month reporting period, lagging its benchmark, the J.P. Morgan Leveraged Loan Index, which returned 0.06%. Senior loans generally fell out of favor at a time when risk-averse global investors engaged in a “flight to quality” toward fixed-rate U.S. Treasury securities. The Fund’s results compared to the benchmark were constrained by shortfalls in the energy sector.

MARKET OVERVIEW

The U.S. economic recovery continued to gain momentum over the reporting period, as evidenced by a 5.0% annualized Gross Domestic Product (“GDP”) growth rate for the third quarter of 2014 and an estimated 2.2% growth rate for the fourth quarter. The domestic economy responded positively to a falling unemployment rate, the creation of hundreds of thousands of new jobs each month, intensifying domestic manufacturing activity, and improved consumer and business confidence. These encouraging developments made the Federal Reserve (the “Fed”) comfortable in ending its massive quantitative easing program by the end of October 2014. However, as it has since December 2007, the Fed left its target for short-term interest rates unchanged in a historically low range between 0% and 0.25%.

In contrast to the improving U.S. economy, most overseas markets continued to struggle with economic weakness and deflationary pressures. Most notably, crude oil prices plummeted over the reporting period due to a glut of supply amid tepid global demand. In response, central banks in Europe and Japan implemented aggressively accommodative monetary policy measures that drove yields of higher quality sovereign bonds to very low levels. Global investors engaged in a “flight to quality” in which they sought more competitive levels of current income from sovereign bonds in other markets. These risk-averse investors increasingly turned to U.S. Treasury obligations, where surging demand for a limited supply of securities drove yields lower over the reporting period. Falling long-term interest rates defied the expectations of many analysts, as yields of U.S. government securities typically climb during economic recoveries.

In this environment, unfavorable supply-and-demand dynamics stemming from the global flight to quality caused senior loans to underperform their fixed-rate counterparts. Yet, it is important to note that underlying credit fundamentals in the loan market generally remained sound, as evidenced by a default rate of less than 2%. The energy sector represented one notable exception: the sharp decline in energy commodity prices undermined the earnings of some companies

3 OPPENHEIMER SENIOR FLOATING RATE FUND

engaged in the production of oil and natural gas.

FUND REVIEW

The Fund’s performance compared to its benchmark was undermined by substantial outflows of assets during the reporting period’s flight to quality, which required us to sell some of the Fund’s more liquid holdings to meet redemption requests. In addition, relative performance was dampened by overweight exposure to the struggling energy sector. We reduced the Fund’s positions in the energy sector toward a more market-neutral weighting as oil prices fell, but it was not sufficient to completely avoid the adverse impact of the sector’s relative weakness. The Fund also received generally disappointing results from the broadcasting industry, where holdings of equity securities from one broadcaster weighed on performance.

The Fund achieved more positive results in other areas of the senior loan market. The Fund’s investments in the transportation sector fared particularly well, in part due to investors’ positive response to the refinancing of a formerly distressed loan to a company whose business fundamentals have improved. Our decision to reduce the Fund’s exposure to the coal production industry helped bolster relative results in the metals-and-mining industry group. Favorable individual credit selections also buoyed relative performance in the health care sector.

STRATEGY & OUTLOOK

As of the reporting period’s end, we have remained optimistic regarding the impact of a sustained U.S. economic recovery on credit fundamentals in the senior loan market. In our judgment, global deflation concerns are likely to moderate as energy prices stabilize, and aggressively accommodative monetary policies in Europe and Japan could support better economic conditions in overseas markets. These potential developments could revive investors’ interest in riskier asset classes that provide highly competitive levels of current income.

In the meantime, we have seen no signs of abatement in the U.S. economic recovery. In fact, many analysts believe that the Fed is poised to begin raising short-term interest rates later in 2015 if, as expected, labor market conditions continue to improve and inflationary pressures begin to increase. Historically, rising short-term interest rates have been good for assets with floating rates, including senior loans.

In anticipation of improved investor sentiment in the bank loan market, we have maintained the Fund’s focus on loans with credit ratings in the “single B” category, which we believe offer particularly attractive yields and valuations. The Fund ended the reporting period without major emphases or de-emphases on individual market sectors or industry groups, but we intend to continue to

4 OPPENHEIMER SENIOR FLOATING RATE FUND

monitor the energy sector carefully, and we are prepared to reduce exposure further if warranted by macroeconomic and industry developments.

5 OPPENHEIMER SENIOR FLOATING RATE FUND

Top Holdings and Allocations*

TOP TEN CORPORATE LOAN INDUSTRIES

Media	10.8%
Commercial Services & Supplies	8.6
Health Care Equipment & Supplies	7.0
Hotels, Restaurants & Leisure	6.5
Chemicals	4.2
Energy Equipment & Services	4.1
Diversified Telecommunication Services	3.9
Diversified Consumer Services	3.4
Health Care Providers & Services	3.3
Industrial Conglomerates	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 30, 2015, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	0.8%
BBB	1.4
BB	24.6
B	65.8
CCC	5.9
Unrated	1.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 30, 2015, and are subject to change. Except for securities labeled and “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6 OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	-1.57%	0.12%	5.62%	4.50%
Class B (OOSBX)	9/8/99	-1.82%	-0.39%	4.98%	4.13%
Class C (OOSCX)	9/8/99	-1.82%	-0.62%	5.04%	3.96%
Class I (OOSIX)	10/26/12	-1.30%	0.42%	3.85% *	N/A%
Class R (OOSNX)	10/26/12	-1.70%	-0.14%	3.19% *	N/A%
Class Y (OOSYX)	11/28/05	-1.45%	0.35%	5.90%	4.69% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	-5.01%	-3.39%	4.87%	4.13%
Class B (OOSBX)	9/8/99	-4.70%	-3.26%	4.82%	4.13%
Class C (OOSCX)	9/8/99	-2.78%	-1.58%	5.04%	3.96%
Class I (OOSIX)	10/26/12	-1.30%	0.42%	3.85% *	N/A%
Class R (OOSNX)	10/26/12	-2.66%	-1.10%	3.19% *	N/A%
Class Y (OOSYX)	11/28/05	-1.45%	0.35%	5.90%	4.69% *

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 1/30/15
Class A	4.95%
Class B	4.62%
Class C	4.37%
Class I	5.45%
Class R	4.88%
Class Y	5.38%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 3% (1-year) and 1% (5-year); and for Class C shares, the CDSC of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon

7 OPPENHEIMER SENIOR FLOATING RATE FUND

redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/15 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

8 OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$ 1,000.00	$ 984.30	$ 5.39
Class B	1,000.00	981.80	7.88
Class C	1,000.00	981.80	9.13
Class I	1,000.00	987.00	3.74
Class R	1,000.00	983.00	6.63
Class Y	1,000.00	985.50	4.14

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.65	5.48
Class B	1,000.00	1,017.15	8.02
Class C	1,000.00	1,015.89	9.29
Class I	1,000.00	1,021.31	3.81
Class R	1,000.00	1,018.40	6.75
Class Y	1,000.00	1,020.91	4.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.08%
Class B	1.58
Class C	1.83
Class I	0.75
Class R	1.33
Class Y	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Principal Amount	Value
Corporate Loans—95.7%
Consumer Discretionary—30.0%
Auto Components—2.2%
Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/25/20[1]	$35,670,406	$35,358,290
Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	32,081,256	31,752,423
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	33,386,248	32,843,722
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	100,615,000	100,740,769
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/5/20[1]	23,868,608	23,779,101
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/21[1]	56,913,950	56,744,973
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	46,161,230	45,555,363
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/9/18[1]	36,242,877	35,518,019
		362,292,660

Automobiles—0.7%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[1,2]	52,293,930	156,882
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	19,293,025	19,018,697
Tranche C, 4.75%, 4/15/21[1]	92,535,000	91,882,258
		111,057,837

Distributors—1.2%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 1/11/19[1]	46,132,184	45,843,858
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	60,171,068	59,451,181
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	26,714,030	26,318,876
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/10/19[1]	3,122,529	3,112,121
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	30,725,835	30,764,242
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[1]	31,742,787	30,988,896
		196,479,174

Diversified Consumer Services—3.4%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/8/20[1]	57,176,700	55,532,870
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	69,663,687	65,309,706
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[1]	36,730,668	31,817,941
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/23/21[1]	82,264,081	82,135,585

11 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Consumer Services (Continued)
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	$56,323,595	$52,803,370
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	15,770,000	14,547,825
Knowledge Universe Education LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/12/21[1]	24,812,500	24,874,531
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	27,705,775	27,359,453
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/15/18[1]	110,064,044	103,735,362
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/21[1]	45,973,975	45,571,703
Sedgwick, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 2/28/22[1]	45,023,869	42,631,976
ServiceMaster Co. LLC (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/21[1]	16,945,000	16,713,701
		563,034,023

Hotels, Restaurants & Leisure—6.5%
Allflex Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/17/20[1]	38,018,750	37,697,986
Amaya BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	94,802,400	93,024,855
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	16,915,000	16,629,559
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/3/19[1]	19,700,000	19,601,500
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.50%, 3/18/18[1]	16,388,957	15,764,128
Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[1]	36,623,213	36,073,864
Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/27/21[1]	63,240,000	63,383,302
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 6.005%, 3/1/17[1]	25,311,809	22,641,413
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 10.50%, 10/31/16[1]	11,350,535	10,297,773
Tranche B6, 7.005%, 3/1/17[1]	60,048,933	54,014,015
Tranche B7, 9.75%, 1/29/18[1]	39,919,400	35,590,660
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	155,238,352	148,495,264
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	82,063,581	75,334,368
CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.00%, 2/14/21[1]	45,982,525	44,933,572
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[1]	13,386,979	13,353,511
Dave & Buster’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/23/20[1]	34,420,283	34,348,586
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[1]	39,407,037	36,697,803

12 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	$6,120,000	$5,293,800
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/31/20[1]	16,348,579	16,246,401
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/21/18[1]	6,529,725	6,480,752
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	25,686,456	25,445,646
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 11/21/19[1]	9,250,455	9,163,732
Great Wolf Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/6/20[1]	29,550,000	29,513,063
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[1]	16,676,610	15,759,396
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/14/21[1]	31,366,679	31,144,508
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	44,379,789	44,287,346
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	32,488,541	32,403,258
Peppermill Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 11/9/18[1]	20,868,612	20,842,526
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	27,836,979	27,697,794
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[1,2,3]	36,421,136	182,142
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	40,991,379	33,407,974
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[1]	39,608,526	39,534,260
		1,095,284,757

Household Durables—1.1%
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/27/19[1]	65,769,118	64,453,735
SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-5.25%, 4/10/20[1]	45,308,613	44,487,395
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	47,082,153	45,360,736
Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	4,180,000	3,939,650
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	29,448,616	27,755,320
		185,996,836

Internet & Catalog Retail—0.2%
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[1]	35,311,575	35,179,156

13 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Leisure Products—1.2%
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	$43,791,870	$43,217,102
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 6/29/20[1]	5,805,303	5,736,365
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 12/28/20[1]	10,000,000	10,012,500
Hilton Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 10/26/20[1]	5,047,422	4,996,160
Intrawest Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/9/20[1]	33,115,500	33,115,500
Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 8/13/20[1]	17,397,605	17,229,074
Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[1]	21,729,950	21,376,838
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/20[1]	68,913,227	68,037,478
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13.00%, 5/2/17[1]	4,035,000	3,712,200
		207,433,217

Media—10.8%
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[1,2,3,4]	29,582,609	2,958
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	62,520,911	62,599,062
Catalina Marketing, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/1/21[1]	79,987,294	76,437,858
Catalina Marketing, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 4/11/22[1]	27,945,000	25,336,809
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[1,2,3]	577,191	2,889
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.919%, 1/30/19[1]	102,361,554	95,665,369
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.819%, 1/29/16[1]	6,988,721	6,906,981
Tranche E, 7.669%, 7/30/19[1]	50,751,807	48,108,501
Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/20[1]	6,483,038	6,349,325
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	49,942,486	46,571,368
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	40,618,200	40,186,632
Endemol, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 8/15/22[1]	2,980,000	2,860,800
Extreme Reach, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 2/7/20[1]	5,851,965	5,839,091
Extreme Reach, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 1/22/21[1]	7,245,000	7,226,887
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	76,155,324	73,889,703
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	79,530,557	72,256,851

14 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Media (Continued)
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/10/21[1]	$28,347,152	$28,028,247
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 8/4/19[1]	30,048,714	30,062,807
Hoyts Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 5/29/20[1]	25,661,220	25,212,148
Hoyts Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.25%, 11/30/20[1]	9,250,000	9,111,250
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	108,115,831	105,919,783
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	76,761,201	76,025,598
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/30/21[1]	33,944,152	33,578,200
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.00%, 7/8/21[1]	2,375,228	2,349,620
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/18/20[1]	37,555,000	37,226,394
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/22[1]	38,415,000	38,463,019
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/7/23[1]	8,070,000	7,918,687
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 7/19/20[1]	22,500,000	22,521,105
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.25%, 7/30/20[1]	75,836,640	75,528,591
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 6/30/21[1]	5,638,338	5,581,954
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[1]	29,114,988	27,586,451
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 2/4/22[1]	9,975,000	9,451,312
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 3/8/18[1]	20,020,864	20,083,429
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	64,332,218	62,616,670
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/3/19[1]	34,947,126	35,034,494
Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[1]	15,895,067	15,855,329
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	6,540,575	6,581,454
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	20,827,103	20,566,764
SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.60%, 12/30/16[1]	27,419,764	23,512,448
Tech Finance & Co. SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/11/20[1]	28,324,401	28,271,292
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/27/20[1]	77,093,871	76,178,381

15 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	$53,481,154	$50,038,305
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C2, 4.00%, 3/1/20[1]	32,555,152	32,130,763
Tranche C4, 4.00%, 3/1/20[1]	48,199,525	47,544,301
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[1]	51,336,672	50,823,305
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	156,633,056	155,889,676
Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/1/20[1]	60,098,553	60,023,430
YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[1]	20,248,229	20,501,332
		1,810,457,623

Multiline Retail—1.2%
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[1]	61,765,623	61,369,952
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/14/19[1]	13,701,150	13,330,082
Neiman Marcus Group, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 10/25/20[1]	121,653,247	118,117,760
		192,817,794

Specialty Retail—1.5%
Anchor Hocking LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%-8.796%, 5/21/20[1,3]	35,362,288	17,592,738
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	89,280,363	88,700,040
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	84,570,187	84,622,621
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/30/21[1]	32,004,788	31,911,430
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[1]	29,451,400	28,641,486
National Vision, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 3/11/22[1]	5,095,000	4,840,250
		256,308,565

Consumer Staples—2.9%
Food & Staples Retailing—1.4%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 3/21/19[1]	59,804,068	59,754,251
Albertsons, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.50%, 8/25/21[1]	40,470,000	40,458,749
New Albertsons, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/25/21[1]	38,802,688	38,385,559
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	36,533,334	36,731,235

16 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/19[1]	$56,641,443	$56,535,240
		231,865,034

Food Products—1.5%
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	35,489,253	35,300,734
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/10/17[1]	4,110,000	4,058,625
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/1/18[1]	49,778,519	49,389,649
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/9/20[1]	36,351,357	37,123,823
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/25/18[1]	14,645,614	14,544,559
Tranche B, 3.75%, 9/18/20[1]	29,625,000	29,337,637
Mill US Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	37,456,189	36,753,886
Mill US Acquisition LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[1]	13,840,000	13,251,800
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	29,297,390	28,802,996
		248,563,709

Energy—4.6%
Energy Equipment & Services—4.1%
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	18,375,000	15,331,641
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/19/19[1]	21,496,862	19,024,723
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	22,710,000	21,460,950
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	77,310,327	60,263,400
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	55,151,375	54,668,800
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.875%, 9/25/18[1]	4,554,799	4,200,381
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[1]	24,807,942	15,207,268
HGIM, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	49,577,437	32,307,980
Larchmount Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/7/19[1]	24,625,000	22,901,250
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	36,890,000	23,978,500
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17[1]	3,664,555	2,684,286
Tranche B, 5.75%, 3/28/19[1]	25,344,809	16,157,316
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	4,598,175	3,567,416

17 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	$101,034,375	$92,951,625
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1]	80,805,000	52,523,250
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	113,839,810	90,609,431
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[1]	99,256,333	59,553,800
TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[1]	92,175,000	92,559,093
		679,951,110

Oil, Gas & Consumable Fuels—0.5%
Blackbrush, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 7/21/21[1]	23,410,000	19,313,250
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 9/25/18[1]	22,625,000	14,276,375
Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 12/11/20[1]	22,541,180	18,286,532
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/11/20[1]	3,072,378	2,492,467
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/11/20[1]	1,145,829	929,554
Southcross Holdings LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/21[1]	31,969,350	30,690,576
		85,988,754

Financials—2.2%
Commercial Banks—0.2%
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[1]	42,592,926	41,389,676

Consumer Finance—0.4%
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/9/19[1]	24,070,253	24,017,611
Grosvenor Capital Management Holdings LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 1/4/21[1]	6,183,809	6,060,132
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/29/20[1]	25,648,688	25,696,779
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/29/21[1]	14,750,000	14,823,750
		70,598,272

Diversified Financial Services—0.4%
Altisource Solutions Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/9/20[1]	24,520,640	19,003,497
RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/29/19[1]	48,545,250	46,724,803
		65,728,300

18 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Insurance—1.1%
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[1]	$104,852,750	$100,658,640
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	76,213,368	75,427,456
		176,086,096

Real Estate Management & Development—0.1%
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/5/20[1]	23,063,408	22,757,818

Health Care—11.6%
Biotechnology—0.1%
eResearchTechnology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/2/18[1]	20,979,870	20,992,983

Health Care Equipment & Supplies—7.0%
Accellent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/12/21[1]	36,891,225	35,968,944
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/16/21[1]	50,468,513	50,384,382
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 6/3/19[1]	46,004,364	45,544,320
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 5/23/18[1]	24,290,408	24,563,676
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/5/21[1]	12,768,837	12,752,876
Carestream Health, Inc., Sr. Sec. Credit Facilities Term Loan, 5.00%, 6/7/19[1]	39,755,614	39,755,614
Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/9/21[1]	45,954,075	45,954,075
ConvaTec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/22/16[1]	41,832,372	41,832,372
Covis Pharmaceuticals Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/4/19[1]	29,667,278	29,537,484
CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/18/21[1]	17,036,500	17,015,204
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/15/17[1]	52,798,262	52,517,797
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/4/18[1]	50,046,506	50,380,166
Envision Pharmaceutical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/4/20[1]	49,618,592	49,597,901
Envision Pharmaceutical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 11/4/21[1]	5,000,000	4,968,750
Generic Drug Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/16/20[1]	25,030,571	24,952,350
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	48,606,282	46,540,516
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	38,333,802	38,317,816
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.00%, 5/4/18[1]	39,010,482	38,648,231

19 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[1]	$30,535,830	$29,467,076
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[1]	45,048,975	44,035,373
Medpace, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/31/21[1]	19,878,302	19,729,215
MHP Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/21[1]	5,986,224	5,852,779
National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	34,524,113	34,092,561
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	31,780,015	31,382,765
Opal Acquisition, Inc., Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	80,578,829	79,798,262
Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	64,283,675	61,893,158
P2 Lower Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/22/20[1]	31,741,355	31,622,325
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[1]	67,477,551	66,971,469
Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/13/19[1]	30,662,852	30,844,928
United Surgical Partners, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/3/19[1]	19,830,239	19,821,969
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 7/3/19[1]	55,718,027	55,091,199
US Renal Care, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B1, 8.50%, 1/3/20[1]	5,188,000	5,213,940
		1,165,049,493

Health Care Providers & Services—3.3%
American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	41,227,026	40,737,455
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/2/18[1]	40,469,339	40,557,886
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.00%, 1/2/19[1]	1,785,714	1,789,063
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 1/27/21[1]	46,960,089	46,996,765
CRC Health, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 3/26/21[1]	36,687,763	36,687,763
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[1]	24,680,421	25,929,867
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/18/19[1]	28,655,550	28,686,899
Ikaria, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 2/11/21[1]	34,449,825	34,421,128
Ikaria, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 2/14/22[1]	6,490,000	6,522,450
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[1]	22,187,187	22,159,453

20 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[1]	$65,476,116	$64,657,665
Millennium Laboratories LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/14/21[1]	114,524,500	114,285,945
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	22,408,750	22,212,673
STHI Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/6/21[1]	3,999,975	3,984,975
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[1]	64,260,000	62,814,150
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/3/21[1]	4,590,000	4,440,825
		556,884,962

Health Care Technology—0.2%
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	26,022,160	25,306,550

Life Sciences Tools & Services—0.3%
JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	51,849,450	50,630,988

Pharmaceuticals—0.7%
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/20/21[1]	29,850,013	29,805,238
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 9/30/19[1]	96,958,113	95,285,585
		125,090,823

Industrials—21.4%
Aerospace & Defense—1.6%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	23,503,842	21,506,016
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	56,391,356	56,015,395
Doncasters Group Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/9/20[1]	7,062,069	6,987,034
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/18/19[1]	7,883,670	7,016,466
LM US Member LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/25/19[1]	58,273,325	57,818,094
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	42,420,023	40,882,297
TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[1]	22,527,450	22,400,463
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	48,891,790	48,818,452
		261,444,217

Air Freight & Couriers—0.1%
US Airways, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.50%, 5/23/19[1]	23,907,000	23,670,918

21 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Airlines—0.8%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.75%, 6/27/19[1]	$106,490,112	$105,946,586
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/11/21[1]	24,600,000	24,687,133
		130,633,719

Building Products—0.2%
Wilsonart International Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/31/19[1]	30,112,308	29,566,523

Commercial Services & Supplies—8.6%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	25,140,000	25,024,783
Access CIG LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.75%, 10/14/22[1]	13,785,000	13,026,825
AlixPartners LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 7/10/20[1]	35,562,500	35,088,345
AlixPartners LLP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 7/10/21[1]	13,600,000	13,758,671
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[1]	30,556,939	30,187,719
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[1]	25,262,123	24,988,459
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.00%-7.25%, 7/26/19[1]	16,072,650	16,045,857
Tranche B, 6.00%, 7/31/19[1]	2,315,000	2,311,141
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 5/24/19[1]	57,429,216	57,177,963
Tranche B2, 4.25%, 7/8/20[1]	41,651,161	40,948,298
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	20,560,000	20,431,500
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	46,032,150	45,859,529
Brand Energy & Infrastructure Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/20[1]	84,807,118	80,227,533
Ceridian HCM Holding, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/9/17[1]	36,690,029	36,139,679
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	12,342,691	11,370,704
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[1]	24,579,310	22,643,690
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	31,762,550	31,047,893
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	15,000,000	14,587,500
EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[1]	45,926,839	45,410,162
EWT Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 1/15/22[1]	9,315,000	9,163,631
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	22,521,925	22,001,105

22 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[1]	$5,761,423	$5,628,190
GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 11/1/19[1]	16,578,535	16,454,196
GCA Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.25%, 11/1/20[1]	10,516,000	10,437,130
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.25%, 10/31/19[1]	52,424,615	52,293,553
Tranche B, 6.00%, 10/31/21[1]	18,490,000	18,397,550
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	23,492,625	23,463,259
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	27,690,850	26,963,965
Inmar, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 1/27/22[1]	9,275,000	9,112,688
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	34,995,000	34,367,995
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	47,170,086	46,777,018
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	18,060,000	17,947,125
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[1]	29,845,500	28,950,135
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[1]	14,900,330	13,857,307
Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	34,454,678	33,636,380
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[1]	27,471,150	26,372,304
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.75%, 7/1/21[1]	12,850,000	11,757,750
OPE USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 7/10/20[1]	46,787,500	45,793,266
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/10/21[1]	19,051,660	18,959,374
Ozburn-Hessey Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	26,691,995	26,725,360
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/21/19[1]	49,948,238	49,573,627
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[1]	76,059,102	75,060,826
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.50%, 2/19/19[1]	33,031,875	32,775,878
Ship Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 11/29/19[1]	23,205,000	23,219,503
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	46,125,000	44,107,031
STG Fairway Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/28/19[1]	34,424,830	34,252,706

23 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
SurveyMonkey.com LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/7/19[1]	$23,971,853	$23,926,306
Synagro Infrastructure Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 8/22/20[1]	24,687,500	24,286,328
TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/12/21[1]	34,015,000	34,025,647
TransFirst, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 1/11/22[1]	27,550,000	27,240,063
		1,433,803,447

Electrical Equipment—2.0%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[1]	16,973,213	16,877,739
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 7.50%, 1/24/22[1]	12,975,000	12,829,031
EIG Investors Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/19[1]	35,559,376	35,559,376
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.168%, 3/24/21[1]	8,835,094	8,753,370
Tranche C1, 3.668%, 3/23/18[1]	61,010,797	59,962,205
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.25%, 2/28/20[1]	102,118,777	100,714,644
Tranche B5, 5.00%, 1/15/21[1]	61,954,342	62,154,392
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[1]	30,093,357	30,093,357
		326,944,114

Industrial Conglomerates—3.0%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	49,030,092	47,497,902
Crosby US Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 11/23/20[1]	56,925,000	51,801,750
Custom Sensors & Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/30/21[1]	45,635,625	45,207,791
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 11/2/18[1]	24,160,770	24,140,644
Tranche B2, 5.00%, 11/2/18[1]	9,697,319	9,689,242
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/30/19[1]	20,390,000	19,829,275
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	39,832,167	39,408,950
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	44,343,115	44,343,115
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	35,656,187	35,522,477
Filtration Group Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/20/20[1]	17,738,044	17,649,354
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	48,663,191	45,591,327
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	30,024,113	29,723,871

24 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Industrial Conglomerates (Continued)
Minimax GmbH & Co. KG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/14/20[1]	$24,833,030	$24,693,345
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/9/17[1]	42,251,672	41,406,639
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	29,227,600	28,953,591
		505,459,273

Machinery—2.4%
Accudyne Industries Borrower SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 12/13/19[1]	35,188,235	32,974,297
Alliance Laundry Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/10/18[1]	52,079,893	51,689,294
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.00%, 10/11/17[1]	18,850,197	12,723,883
BWAY, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	85,467,919	85,503,559
Capital Safety, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 3/22/21[1]	53,880,026	51,590,125
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 8/16/19[1]	32,846,593	32,887,651
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/28/20[1]	38,855,626	37,835,666
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/8/20[1]	21,859,813	21,641,214
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/21/20[1]	75,740,751	74,545,486
		401,391,175

Marine—0.7%
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/22/19[1]	33,505,721	33,463,839
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	51,725,000	51,757,328
Overseas Shipholding, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.25%, 8/5/19[1]	27,362,500	27,191,485
		112,412,652

Road & Rail—0.4%
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	21,991,089	22,004,833
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 2/13/19[1]	53,693,965	53,089,908
		75,094,741

Trading Companies & Distributors—1.3%
Home Loan Servicing Solutions Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/26/20[1]	27,676,858	25,989,954
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[1]	45,269,555	46,542,761

25 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/15/18[1]	$22,217,134	$20,853,558
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	42,292,087	41,129,054
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	96,684,244	84,920,962
		219,436,289

Transportation Infrastructure—0.3%
MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.50%, 10/20/21[1]	54,880,444	54,875,560

Information Technology—7.6%
Communications Equipment—0.2%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	40,439,844	39,934,346

Electronic Equipment, Instruments, & Components—0.6%
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	41,377,075	41,583,961
Aricent Technologies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 4/14/22[1]	13,875,000	13,927,031
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	29,400,896	29,364,145
Kronos, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.75%, 4/30/20[1]	13,733,680	14,059,855
		98,934,992

Internet Software & Services—2.9%
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	39,436,804	38,302,995
Active Network, Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 11/15/21[1]	10,515,000	10,199,550
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.67%, 10/26/17[1]	39,381,315	37,729,505
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.50%, 3/31/18[1]	35,138,031	34,413,310
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[1]	5,800,000	5,756,500
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.00%, 5/31/19[1]	20,592,540	20,206,429
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 12/15/21[1]	73,245,000	69,521,737
Compuware Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B2, 9.25%, 12/9/22[1]	11,995,000	10,960,431
Hyland Software, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.75%, 2/18/21[1]	17,373,790	17,333,066
Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[1]	59,095,000	57,451,450
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[1]	32,026,500	31,693,873

26 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Internet Software & Services (Continued)
Mitchell International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/11/21[1]	$23,162,360	$23,007,937
Renaissance Learning, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/2/21[1]	19,364,395	18,735,052
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Bridge Term Loan, Tranche B, 5.50%, 12/7/15[1]	27,065,000	27,065,000
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[1]	78,100,000	76,538,000
		478,914,835

IT Services—0.3%
Vetafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	47,389,906	47,152,957

Office Electronics—0.9%
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	24,948,012	24,324,312
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	128,696,540	124,908,743
		149,233,055

Software—1.9%
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	25,775,225	24,873,092
Aptean, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/19/21[1]	9,275,000	8,834,437
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	65,224,361	64,993,337
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/10/18[1]	60,970,028	60,690,602
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[1]	6,645,000	6,707,297
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	47,782,011	46,711,885
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	71,588,024	68,127,960
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	17,545,000	14,664,690
Sybil Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/18/20[1]	23,209,603	23,170,912
		318,774,212

Technology Hardware, Storage & Peripherals—0.8%
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/20[1]	135,127,362	135,391,266

Materials—8.8%
Chemicals—4.2%
Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	16,124,812	16,024,032
Tranche B2, 4.50%, 10/4/19[1]	8,366,389	8,314,099

27 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
American Pacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/26/19[1]	$23,011,113	$22,943,989
Arysta Lifescience SPC LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/29/20[1]	50,794,996	50,710,321
Axalta Coating Systems U.S. Holdings/Dutch Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/1/20[1]	18,776,446	18,417,046
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	2,913,400	2,895,191
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 8/28/20[1]	29,368,374	29,184,822
Tranche B3, 4.25%, 8/28/20[1]	8,778,872	8,724,004
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	41,232,499	40,304,767
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	32,054,663	31,547,141
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/23/22[1]	6,885,000	6,729,013
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/4/18[1]	39,651,142	38,668,111
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 9/8/17[1]	8,418,890	8,040,040
Tranche B2, 5.00%, 9/9/17[1]	15,491,097	14,832,726
Tranche B3, 5.00%, 9/9/17[1]	9,162,575	8,761,712
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	24,623,546	24,438,870
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.00%, 8/20/19[1]	42,666,899	42,453,564
OXEA Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	47,128,846	45,008,048
Platform Specialty, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%, 6/7/20[1]	9,025,000	9,036,281
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/7/17[1]	54,983,884	54,214,109
Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/31/21[1]	25,516,081	24,335,962
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	33,746,094	33,893,733
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 1/31/19[1]	5,225,000	5,272,898
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	36,737,925	35,727,632
Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/7/19[1]	42,715,000	41,727,216
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/19/20[1]	34,963,091	34,627,131
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/30/17[1]	52,829,543	51,152,205
		707,984,663

28 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Construction Materials—1.5%
Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/21[1]	$36,655,800	$36,128,873
Atkore, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/11/21[1]	18,420,000	18,051,600
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[1]	40,092,649	39,503,808
CPG International, Inc., Sr. Sec. Credit Facilities Term Loan, 4.75%, 9/30/20[1]	34,562,500	34,303,281
GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[1]	35,923,538	34,980,545
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 6/28/18[1]	28,579,682	28,347,472
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[1]	56,072,084	55,469,309
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 3/26/21[1]	8,426,526	8,405,460
		255,190,348

Containers & Packaging—1.0%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	34,473,609	33,999,597
Caraustar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 5/1/19[1]	10,979,347	10,704,863
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	34,565,702	33,528,731
Exopack LLC/Cello-Foil Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/8/19[1]	33,006,600	32,972,207
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	54,022,629	52,311,895
		163,517,293

Metals & Mining—1.3%
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 9/5/19[1]	77,421,233	68,082,296
FMG Resources August 2006 Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 6/28/19[1]	59,394,513	52,595,979
Foresight Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/21/20[1]	14,183,333	13,686,917
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/5/19[1]	39,698,519	37,845,908
Norander Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	30,863,059	29,435,643
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/24/20[1]	6,625,000	5,620,902
		207,267,645

Paper & Forest Products—0.8%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/28/19[1]	55,539,225	54,393,729
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[1]	25,901,465	25,221,551

29 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products (Continued)
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/10/19[1]	$56,035,817	$56,035,817
		135,651,097

Telecommunication Services—4.1%
Diversified Telecommunication Services—3.9%
Cincinnati Bell, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[1]	48,337,613	48,005,292
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	57,845,345	57,863,451
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	46,501,439	46,104,224
Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/23/20[1]	25,000,000	24,437,500
Greenneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/13/20[1]	22,760,050	22,667,599
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[1]	47,282,400	47,105,091
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[1]	24,285,000	25,256,400
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche BI, 4.00%, 1/15/20[1]	99,580,000	98,820,703
Tranche BIII, 4.00%, 8/1/19[1]	8,865,000	8,797,404
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[1]	85,323,499	83,777,011
LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	14,185,041	13,981,131
Securus Technologies Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/30/20[1]	35,382,173	35,006,237
Securus Technologies Holdings, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[1]	15,245,000	15,009,968
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	43,680,000	42,915,600
XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	36,851,525	36,492,223
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/2/19[1]	38,189,225	37,870,994
		644,110,828

Wireless Telecommunication Services—0.2%
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	43,156,008	37,761,507

Utilities—2.5%
Electric Utilities—2.4%
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	90,403,361	90,324,257
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%-6.375%, 8/13/18[1]	5,985,252	5,980,015
Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/20/21[1]	23,392,057	23,333,577

30 OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Electric Utilities (Continued)
Green Energy Partners/Stonewall LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/15/21[1]	$9,270,000	$9,391,669
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[1]	39,400,000	38,809,000
LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/30/20[1]	40,040,799	39,321,306
Moxie Liberty LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 7.50%, 8/21/20[1]	36,000,000	35,640,000
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	23,985,000	24,074,944
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	66,161,854	65,210,777
Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[1]	37,356,322	37,624,839
Tranche C, 5.00%, 12/17/21[1]	1,643,678	1,655,493
Wheelabrator, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 12/19/22[1]	26,000,000	26,325,000
		397,690,877

Gas Utilities—0.1%
Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 4/3/19[1]	25,090,000	24,839,100
Total Corporate Loans (Cost $16,500,912,722)		16,000,307,859

Corporate Bonds and Notes—0.2%
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20	2,744,300	2,063,401
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	28,785,000	27,921,450
Total Corporate Bonds and Notes (Cost $30,137,259)		29,984,851

	Shares
Preferred Stock—0.0%
Alpha Media Group, Inc., Preferred[4,6] (Cost $—)	1,145	—

Common Stocks—0.7%
Alpha Media Group, Inc.[4,6]	8,587	—
Cinram International Income Fund[6]	17,849,008	—
Eningen Realty, Inc.[6]	1,642	17
IAP Worldwide Services, Inc.[6]	1,021	780,965
ION Media Networks, Inc.[6]	35,695	8,316,935
Mach Gen LLC[6]	313,469	14,497,941
Media General, Inc.[4,6]	6,819,744	97,522,339
Precision Partners[6]	185	15,323
Revel Entertainment, Inc.[6]	365,409	—
Total Common Stocks (Cost $111,161,459)		121,133,520

	Units
Rights, Warrants and Certificates—0.0%
EveryWare Global, Inc. Wts., Strike Price $1, Exp. 7/30/21[6] (Cost $—)	288,653	223,533

31 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,7] (Cost $134,681,423)	134,681,423	$134,681,423

Total Investments, at Value (Cost $16,776,892,863)	97.4%	16,286,331,186
Net Other Assets (Liabilities)	2.6	430,600,574

Net Assets	100.0%	$16,716,931,760

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015
Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16	27,992,767	1,739,038	149,196	29,582,609
Media General, Inc.	6,819,744	—	—	6,819,744
Oppenheimer Institutional Money Market Fund, Cl. E	740,758,943	1,971,294,012	2,577,371,532	134,681,423
Oppenheimer Ultra-Short Duration Fund, Cl. Y	10,026,390	3,113	10,029,503	—

		Value	Income	Realized Gain (Loss)
Alpha Media Group, Inc.		$—	$—	$—
Alpha Media Group, Inc., Preferred		—	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16		2,958	—	49,333
Media General, Inc.		97,522,339	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		134,681,423	89,579	—
Oppenheimer Ultra-Short Duration Fund, Cl. Y		—	38,474	(49)

Total		$232,206,720	$128,053	$49,284

5. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $27,921,450, which represents 0.17% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	9/18/12-11/10/14	$27,597,960	$27,921,450	$323,490

32 OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments (Continued)

6. Non-income producing security.

7. Rate shown is the 7-day yield as of January 30, 2015.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,591,626,225)	$16,054,124,466
Affiliated companies (cost $185,266,638)	232,206,720

16,286,331,186

Cash	154,004,231

Unrealized appreciation on unfunded loan commitments / purchase agreements	28,735

Receivables and other assets:
Investments sold	377,056,930
Interest, dividends and principal paydowns	82,165,050
Shares of beneficial interest sold	26,324,155
Other	1,512,474

Total assets	16,927,422,761

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	125,581,296
Investments purchased	71,809,211
Dividends	7,441,368
Distribution and service plan fees	2,053,036
Interest expense on borrowings	168,289
Trustees’ compensation	129,646
Shareholder communications	30,015
Other	3,278,140

Total liabilities	210,491,001

Net Assets	$16,716,931,760

Composition of Net Assets
Par value of shares of beneficial interest	$2,071,159

Additional paid-in capital	17,915,700,698

Accumulated net investment loss	(10,830,704)

Accumulated net realized loss on investments	(699,476,451)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(490,532,942)

Net Assets	$16,716,931,760

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

34 OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,404,345,288 and 669,030,554 shares of beneficial interest outstanding)	$8.08
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.37

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,141,429 and 8,680,112 shares of beneficial interest outstanding)	$8.08

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,726,887,225 and 460,868,932 shares of beneficial interest outstanding)	$8.09

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,151,487,224 and 142,910,393 shares of beneficial interest outstanding)	$8.06

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,358,547 and 3,264,763 shares of beneficial interest outstanding)	$8.07

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,337,712,047 and 786,403,942 shares of beneficial interest outstanding)	$8.06

See accompanying Notes to Financial Statements.

35 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$523,428,398

Dividends:
Unaffiliated companies	1,834,402
Affiliated companies	128,053

Other income	3,126,088

Total investment income	528,516,941

Expenses
Management fees	55,512,408

Distribution and service plan fees:
Class A	7,626,723
Class B	293,321
Class C	20,498,732
Class R	65,056

Transfer and shareholder servicing agent fees:
Class A	3,082,484
Class B	39,150
Class C	2,050,662
Class I	183,240
Class R	13,014
Class Y	3,769,268

Shareholder communications:
Class A	35,514
Class B	1,018
Class C	18,028
Class I	226
Class R	78
Class Y	28,361

Borrowing fees	9,980,625

Custodian fees and expenses	2,401,322

Trustees’ compensation	186,871

Interest expense on borrowings	168,418

Other	648,046

Total expenses	106,602,565
Less waivers and reimbursements of expenses	(136,379)

Net expenses	106,466,186

Net Investment Income	422,050,755

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

36 OPPENHEIMER SENIOR FLOATING RATE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(166,250,995)
Affiliated companies	49,284
Swap contracts	(39,610)

Net realized loss	(166,241,321)

Net change in unrealized appreciation/depreciation on:
Investments	(558,655,491)
Translation of assets and liabilities denominated in foreign currencies	(97,597)
Swap contracts	60,459
Unfunded loan commitments	28,735

Net change in unrealized appreciation/depreciation	(558,663,894)

Net Decrease in Net Assets Resulting from Operations	$(302,854,460)

See accompanying Notes to Financial Statements.

37 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$422,050,755	$818,508,346

Net realized gain (loss)	(166,241,321)	13,197,068

Net change in unrealized appreciation/depreciation	(558,663,894)	(15,685,960)

Net increase (decrease) in net assets resulting from operations	(302,854,460)	816,019,454

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(139,447,096)	(304,342,806)
Class B	(1,576,621)	(3,556,586)
Class C	(77,555,936)	(144,917,813)
Class I	(29,598,615)	(28,527,246)
Class R2	(558,689)	(641,183)
Class Y	(179,823,554)	(334,807,132)

	(428,560,511)	(816,792,766)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,241,145,681)	1,535,010,870
Class B	(10,882,521)	(5,359,383)
Class C	(419,775,488)	1,171,067,141
Class I	(104,814,011)	1,145,142,998
Class R2	4,395,604	15,385,707
Class Y	(1,496,182,582)	3,405,940,662

	(3,268,404,679)	7,267,187,995

Net Assets
Total increase (decrease)	(3,999,819,650)	7,266,414,683

Beginning of period	20,716,751,410	13,450,336,727

End of period (including accumulated net investment loss of $10,830,704 and $4,320,948, respectively)	$16,716,931,760	$20,716,751,410

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.40	$8.39	$8.19	$8.33	$8.04	$7.18

Income (loss) from investment operations:
Net investment income[2]	0.19	0.37	0.44	0.44	0.49	0.50
Net realized and unrealized gain (loss)	(0.32)	0.01	0.17	(0.16)	0.27	0.82

Total from investment operations	(0.13)	0.38	0.61	0.28	0.76	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.37)	(0.41)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$8.08	$8.40	$8.39	$8.19	$8.33	$8.04

Total Return, at Net Asset Value[3]	(1.57)%	4.62%	7.63%	3.58%	9.65%	18.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,404,345	$6,881,421	$5,345,041	$2,657,114	$3,125,845	$838,425

Average net assets (in thousands)	$6,074,549	$6,947,675	$3,403,854	$2,558,060	$1,961,051	$666,512

Ratios to average net assets:[4]
Net investment income	4.48%	4.39%	5.32%	5.47%	5.89%	6.47%
Expenses excluding interest and fees from borrowings	0.97%	0.97%	1.01%	1.06%	1.01%	1.14%
Interest and fees from borrowings	0.11%	0.09%	0.06%	0.11%	0.06%	0.29%

Total expenses[5]	1.08%	1.06%	1.07%	1.17%	1.07%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.06%	1.06%	1.16%	1.06%	1.42%

Portfolio turnover rate	11%	57%	68%	54%	52%	67%

39 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.08%
Year Ended July 31, 2014	1.06%
Year Ended July 31, 2013	1.08%
Year Ended July 31, 2012	1.18%
Year Ended July 29, 2011	1.08%
Year Ended July 30, 2010	1.44%

See accompanying Notes to Financial Statements.

40 OPPENHEIMER SENIOR FLOATING RATE FUND

Class B	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.40	$8.40	$8.20	$8.34	$8.05	$7.18

Income (loss) from investment operations:
Net investment income[2]	0.17	0.33	0.40	0.39	0.44	0.46
Net realized and unrealized gain (loss)	(0.32)	(0.01)	0.16	(0.16)	0.27	0.82

Total from investment operations	(0.15)	0.32	0.56	0.23	0.71	1.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.32)	(0.36)	(0.37)	(0.42)	(0.41)

Net asset value, end of period	$8.08	$8.40	$8.40	$8.20	$8.34	$8.05

Total Return, at Net Asset Value[3]	(1.82)%	3.93%	6.96%	2.92%	8.92%	18.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,142	$83,999	$89,319	$95,676	$107,129	$87,676

Average net assets (in thousands)	$77,182	$91,943	$87,671	$95,258	$94,654	$96,622

Ratios to average net assets:[4]
Net investment income	3.98%	3.88%	4.78%	4.84%	5.34%	5.86%
Expenses excluding interest and fees from borrowings	1.47%	1.51%	1.64%	1.69%	1.70%	1.80%
Interest and fees from borrowings	0.11%	0.09%	0.06%	0.11%	0.06%	0.29%

Total expenses[5]	1.58%	1.60%	1.70%	1.80%	1.76%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.60%	1.69%	1.79%	1.75%	2.08%

Portfolio turnover rate	11%	57%	68%	54%	52%	67%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.58%
Year Ended July 31, 2014	1.60%
Year Ended July 31, 2013	1.71%
Year Ended July 31, 2012	1.81%
Year Ended July 29, 2011	1.77%
Year Ended July 30, 2010	2.10%

See accompanying Notes to Financial Statements.

41 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.40	$8.40	$8.20	$8.34	$8.05	$7.19

Income (loss) from investment operations:
Net investment income[2]	0.16	0.31	0.40	0.41	0.45	0.47
Net realized and unrealized gain (loss)	(0.31)	0.00	0.17	(0.16)	0.27	0.81

Total from investment operations	(0.15)	0.31	0.57	0.25	0.72	1.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.31)	(0.37)	(0.39)	(0.43)	(0.42)

Net asset value, end of period	$8.09	$8.40	$8.40	$8.20	$8.34	$8.05

Total Return, at Net Asset Value[3]	(1.82)%	3.77%	7.11%	3.10%	9.10%	18.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,726,887	$4,303,006	$3,132,135	$1,845,423	$1,877,203	$831,166

Average net assets (in thousands)	$4,043,454	$3,949,603	$2,258,041	$1,750,570	$1,320,002	$740,664

Ratios to average net assets:[4]
Net investment income	3.73%	3.68%	4.85%	5.00%	5.44%	6.01%
Expenses excluding interest and fees from borrowings	1.72%	1.67%	1.49%	1.52%	1.51%	1.62%
Interest and fees from borrowings	0.11%	0.09%	0.06%	0.11%	0.06%	0.29%

Total expenses[5]	1.83%	1.76%	1.55%	1.63%	1.57%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.76%	1.54%	1.62%	1.56%	1.90%

Portfolio turnover rate	11%	57%	68%	54%	52%	67%

42 OPPENHEIMER SENIOR FLOATING RATE FUND

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.83%
Year Ended July 31, 2014	1.76%
Year Ended July 31, 2013	1.56%
Year Ended July 31, 2012	1.64%
Year Ended July 29, 2011	1.58%
Year Ended July 30, 2010	1.92%

See accompanying Notes to Financial Statements.

43 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Period Ended July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$8.37	$8.38	$8.27

Income (loss) from investment operations:
Net investment income[3]	0.20	0.39	0.35
Net realized and unrealized gain (loss)	(0.31)	0.00	0.09

Total from investment operations	(0.11)	0.39	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.40)	(0.33)

Net asset value, end of period	$8.06	$8.37	$8.38

Total Return, at Net Asset Value[4]	(1.30)%	4.72%	5.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,151,487	$1,302,876	$159,260

Average net assets (in thousands)	$1,205,083	$620,338	$45,348

Ratios to average net assets:[5]
Net investment income	4.81%	4.62%	5.55%
Expenses excluding interest and fees from borrowings	0.65%	0.65%	0.63%
Interest and fees from borrowings	0.11%	0.09%	0.06%

Total expenses[6]	0.76%	0.74%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.74%	0.68%

Portfolio turnover rate	11%	57%	68%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.76%
Year Ended July 31, 2014	0.74%
Period Ended July 31, 2013	0.70%

See accompanying Notes to Financial Statements.

44 OPPENHEIMER SENIOR FLOATING RATE FUND

Class R	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Period Ended July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$8.39	$8.39	$8.29

Income (loss) from investment operations:
Net investment income[3]	0.18	0.34	0.31
Net realized and unrealized gain (loss)	(0.32)	0.01	0.08

Total from investment operations	(0.14)	0.35	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.29)

Net asset value, end of period	$8.07	$8.39	$8.39

Total Return, at Net Asset Value[4]	(1.70)%	4.22%	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,359	$22,949	$7,577

Average net assets (in thousands)	$25,695	$15,672	$2,375

Ratios to average net assets:[5]
Net investment income	4.23%	4.09%	4.99%
Expenses excluding interest and fees from borrowings	1.22%	1.23%	1.27%
Interest and fees from borrowings	0.11%	0.09%	0.06%

Total expenses[6]	1.33%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%	1.32%	1.32%

Portfolio turnover rate	11%	57%	68%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	1.33%
Year Ended July 31, 2014	1.32%
Period Ended July 31, 2013	1.34%

See accompanying Notes to Financial Statements.

45 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.38	$8.37	$8.17	$8.31	$8.03	$7.16

Income (loss) from investment operations:
Net investment income[2]	0.20	0.39	0.46	0.46	0.50	0.52
Net realized and unrealized gain (loss)	(0.32)	0.01	0.17	(0.16)	0.27	0.83

Total from investment operations	(0.12)	0.40	0.63	0.30	0.77	1.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.39)	(0.43)	(0.44)	(0.49)	(0.48)

Net asset value, end of period	$8.06	$8.38	$8.37	$8.17	$8.31	$8.03

Total Return, at Net Asset Value[3]	(1.45)%	4.88%	7.93%	3.85%	9.81%	19.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,337,712	$8,122,500	$4,717,005	$1,412,702	$1,290,014	$42,002

Average net assets (in thousands)	$7,426,569	$7,250,969	$2,502,666	$1,141,887	$557,932	$17,679

Ratios to average net assets:[4]
Net investment income	4.74%	4.63%	5.55%	5.73%	6.01%	6.67%
Expenses excluding interest and fees from borrowings	0.72%	0.72%	0.72%	0.79%	0.72%	0.76%
Interest and fees from borrowings	0.11%	0.09%	0.06%	0.11%	0.06%	0.29%

Total expenses[5]	0.83%	0.81%	0.78%	0.90%	0.78%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.81%	0.77%	0.89%	0.77%	1.04%

Portfolio turnover rate	11%	57%	68%	54%	52%	67%

46 OPPENHEIMER SENIOR FLOATING RATE FUND

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.83%
Year Ended July 31, 2014	0.81%
Year Ended July 31, 2013	0.79%
Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.79%
Year Ended July 30, 2010	1.06%

See accompanying Notes to Financial Statements.

47 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

48 OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

49 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund utilized $14,556,690 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$6,897,861
2016	50,471,975
2017	186,215,370
2018	203,947,679
2019	29,853,127
No expiration	44,214,823

Total	$521,600,835

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $477,386,012 expiring by 2019 and $210,456,144 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

50 OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$16,789,031,365

Gross unrealized appreciation	$108,092,700
Gross unrealized depreciation	(610,792,879)

Net unrealized depreciation	$(502,700,179)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

51 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

52 OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

53 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$16,000,119,870	$187,989	$16,000,307,859
Corporate Bonds and Notes	—	27,921,450	2,063,401	29,984,851
Preferred Stock	—	—	—	—
Common Stocks	97,522,339	15,278,906	8,332,275	121,133,520
Rights, Warrants and Certificates	—	223,533	—	223,533
Investment Company	134,681,423	—	—	134,681,423

Total Assets	$232,203,762	$16,043,543,759	$10,583,665	$16,286,331,186

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$(11,839,758)	$11,839,758
Corporate Bonds and Notes	(2,406,047)	2,406,047
Common Stocks	(7,184)	7,184

Total Assets	$(14,252,989)	$14,252,989

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

54 OPPENHEIMER SENIOR FLOATING RATE FUND

4. Investments and Risks (Continued)

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of January 30, 2015, securities with an aggregate market value of $16,000,307,859, representing 95.71% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

55 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of January 30, 2015 is as follows:

Cost	$61,010,918
Market Value	$344,871
Market Value as % of Net Assets	Less than 0.005%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

56 OPPENHEIMER SENIOR FLOATING RATE FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from

57 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

(paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the six months ended January 30, 2015, the Fund had ending monthly average notional amounts of $1,428,571 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

58 OPPENHEIMER SENIOR FLOATING RATE FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

59 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$(39,610)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$60,459

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	81,234,522	$669,736,815	502,299,944	$4,220,183,583
Dividends and/or distributions reinvested	14,986,039	123,236,444	32,333,409	271,739,818
Redeemed	(246,847,569)	(2,034,118,940)	(351,702,584)	(2,956,912,531)

Net increase (decrease)	(150,627,008)	$(1,241,145,681)	182,930,769	$1,535,010,870

Class B
Sold	207,296	$1,716,354	2,869,914	$24,107,845
Dividends and/or distributions reinvested	172,957	1,422,217	373,679	3,141,087
Redeemed	(1,701,764)	(14,021,092)	(3,877,305)	(32,608,315)

Net decrease	(1,321,511)	$(10,882,521)	(633,712)	$(5,359,383)

60 OPPENHEIMER SENIOR FLOATING RATE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	33,054,311	$273,404,265	219,154,990	$1,843,239,025
Dividends and/or distributions reinvested	7,889,379	64,913,310	13,628,263	114,653,645
Redeemed	(92,048,648)	(758,093,063)	(93,506,590)	(786,825,529)

Net increase (decrease)	(51,104,958)	$(419,775,488)	139,276,663	$1,171,067,141

Class I
Sold	33,728,463	$276,083,930	153,649,351	$1,288,376,843
Dividends and/or distributions reinvested	3,381,785	27,736,024	3,127,315	26,225,668
Redeemed	(49,788,619)	(408,633,965)	(20,202,936)	(169,459,513)

Net increase (decrease)	(12,678,371)	$(104,814,011)	136,573,730	$1,145,142,998

Class R1
Sold	983,085	$8,124,729	2,140,392	$17,976,793
Dividends and/or distributions reinvested	62,436	512,539	71,097	597,276
Redeemed	(515,745)	(4,241,664)	(379,332)	(3,188,362)

Net increase	529,776	$4,395,604	1,832,157	$15,385,707

Class Y
Sold	201,322,511	$1,660,775,323	768,942,536	$6,445,465,142
Dividends and/or distributions reinvested	18,333,299	150,334,790	33,916,350	284,389,219
Redeemed	(403,019,329)	(3,307,292,695)	(396,362,390)	(3,323,913,699)

Net increase (decrease)	(183,363,519)	$(1,496,182,582)	406,496,496	$3,405,940,662

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$2,021,802,890	$5,898,636,304

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

61 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through October 31, 2014		Fee Schedule Effective November 1, 2014
Up to $200 million in assets	0.75%	Up to $200 million in assets	0.75%
Next $200 million in assets	0.72	Next $200 million in assets	0.72
Next $200 million in assets	0.69	Next $200 million in assets	0.69
Next $200 million in assets	0.66	Next $200 million in assets	0.66
Next $4.2 billion in assets	0.60	Next $4.2 billion in assets	0.60
Next $5 billion in assets	0.58	Next $5 billion in assets	0.58
Over $10 billion in assets	0.56	Next $10 billion in assets	0.56
		Over $20 billion in assets	0.55

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.58% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included

62 OPPENHEIMER SENIOR FLOATING RATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 30, 2015	$450,851	$339,151	$47,018	$446,135

63 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and Oppenheimer Ultra Short Duration Fund. During the six months ended January 30, 2015, the Manager waived fees and/or reimbursed the Fund $136,379.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

Details of the borrowings for the six months ended January 30, 2015 are as follows:

Fees Paid	$5,719,885

As of January 30, 2015, the Fund had no such borrowings outstanding.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $12,570,595 at January 30, 2015. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At January 30, 2015, these commitments have a market value of $6,794,775 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

64 OPPENHEIMER SENIOR FLOATING RATE FUND

9. Borrowing and Other Financing (Continued)

As of January 30, 2015, the Fund had unfunded loan commitments as follows:

	Interest Rate	Commitment Termination Date	Unfunded Amount	Unrealized Appreciation

IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B	0.75%	7/18/18	$5,775,820	$ 28,735

10. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

65 OPPENHEIMER SENIOR FLOATING RATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

66 OPPENHEIMER SENIOR FLOATING RATE FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail bank loan funds. The Board noted that the Fund outperformed its category median for the one-, three-, five- and ten-year periods and that it ranks in the second quintile for the one-, three- and five-year periods and in the first quintile for the ten-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail bank loan funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Fund was converted into an open-end fund in July 2010. The Board considered the Manager’s assertion that, since that time, the Fund has maintained a liquidity facility to help manage significant redemptions, which has contributed to the Fund’s overall expenses.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board noted the Manager’s proposal to institute an additional breakpoint at 0.55% for assets in excess of $20 billion to become effective on November 1, 2014 in connection with the Fund’s next registration statement update.

67 OPPENHEIMER SENIOR FLOATING RATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

68 OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

69 OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee
Margaret Hui, Vice President
Joseph Welsh, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

70 OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

71 OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

72 OPPENHEIMER SENIOR FLOATING RATE FUND

OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0291.001.0115 March 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/9/2015